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                                                                     EXHIBIT 4.1
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                                 [TRITON LOGO]
   NUMBER                                                                                                     SHARES
TNSI

 COMMON STOCK                                                                                           CUSIP 896775 10 3
PAR VALUE $.001               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE               SEE REVERSE FOR CERTAIN DEFINITIONS

     THIS CERTIFIES that













     is the record holder of
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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001, OF
                          TRITON NETWORK SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and all provisions of the Amended and Restated Certificate of Incorporation, and the By-laws of the Corporation all as from time to time amended (copies thereof being on file with the Secretary of the Corporation) and the holder hereof, accepting this certificate, expressly assents thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

          DATED:
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
Triton Network Systems, Inc.
         CORPORATE
            SEAL                       /s/ [signature illegible]               /s/ [signature illegible]
           MAR. 5,
            1997
         DELAWARE                      Senior Vice President and Chief         President and Chief Executive Officer
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Countersigned and Registered:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                               Transfer Agent
By                             and Registrar.

                         Authorized Signature
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                         TRITON NETWORK SYSTEMS, INC.

      The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and of any series thereof) authorized to be issued by the Corporation as set forth in the Amended and Restated Certificate of Incorporation and amendments thereto filed with the Secretary of the State of Delaware.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -- as tenants in common                     UNIF GIFT MIN ACT -         Custodian
TEN ENT -- as tenants by the entireties                                -----------------------------
JT TEN  -- as joint tenants with right                                 (Cust)               (Minor)
           of survivorship and not as                                  under Uniform Gifts to Minors
           tenants in common                                           Act
                                                                          --------------------------
                                                                                   (State)
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    Additional abbreviations may also be used though not in the above list.


      For valued received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
[                                     ]
[_____________________________________]

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated ________________________

      SIGNATURE GUARANTEED:

By __________________________________     ______________________________________
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
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE           NOTICE: The signature of this assignment must
GUARANTOR INSTITUTION (Banks, Stockbrokers,                 correspond with the name as written upon the
Savings and Loan Associations and Credit Unions)            face of the Certificate, in every particular,
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE          without alteration or enlargement or any change
MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.          whatever.
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